UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2004

AIRGATE PCS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	027455 (Commission File Number)	58-2422929 (IRS Employer Identification No.)

Harris Tower, 233 Peachtree Street, N.E.
Suite 1700
Atlanta, Georgia 30303

(Address of Principal Executive Offices)

(404) 525-7272

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

SIGNATURES
Slide Presentation dated May 18, 2004

Item 9.	Regulation FD Disclosure; and

Item 12.	Results of Operations and Financial Condition.

On May 18, 2004, AirGate PCS, Inc. made a presentation to investors at a conference hosted by Bear Stearns. AirGate PCS, Inc. incorporates by reference herein the information set forth in its slide presentation dated May 18, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements, ProForma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Slide presentation dated May 18, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGATE PCS, INC.
Date: May 18, 2004	By:	/s/ Thomas M. Dougherty
Thomas M. Dougherty
President and Chief Executive Officer

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